                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 18, 2006 (JULY 5, 2006)
                                                   ----------------------------

                      ALLIED HEALTHCARE INTERNATIONAL INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED ON ITS CHARTER)

            1-11570                                  13-3098275
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   (COMMISSION FILE NUMBER)             (IRS EMPLOYER IDENTIFICATION NUMBER)

                                    NEW YORK
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         (STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)

                  555 MADISON AVENUE, NEW YORK, NEW YORK 10022
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 750-0064
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              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO
SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE
FOLLOWING PROVISION:

           WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT.
     ---
           SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT.
     ---
           PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE
     ---   EXCHANGE ACT.

           PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE
     ---   EXCHANGE ACT.

Explanatory Note: This Form 8-K/A is being filed solely to add the phrase
"through the subsequent interim period preceding its resignation on July 5,
2006" in the third and fourth paragraphs of Section 4.01(a) and to file an updated letter from the Company's former auditors regarding its agreement with the statements contained in Item 4.01 of this Form 8-K/A.

ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a) On July 5, 2006, Allied Healthcare International Inc. (the
"Company") received notification that KPMG Audit Plc had resigned as the
Company's auditor and that the client-auditor relationship between the Company and KPMG Audit Plc had ceased.

         KPMG Audit Plc was retained as the Company's auditor on January 11,
2006, subsequent to the filing by the Company of its Annual Report on Form 10-K with the Securities and Exchange Commission with respect to its fiscal year ended September 30, 2005. Accordingly, KPMG Audit Plc has not prepared any audit report on the financial statements and financial statement schedules of the
Company or any report on management's assessment of the effectiveness of internal control over financial reporting as of September 30, 2006 and the effectiveness of internal control over financial reporting as of September 30,
2006.

         Since the retention of KPMG Audit Plc as the Company's auditor's on
January 11, 2006 through the subsequent interim period preceding its resignation on July 5, 2006, there have been no disagreements with KPMG Audit Plc on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG Audit Plc, would have caused KPMG Audit Plc to make reference in connection with their opinion to the subject matter of the disagreement.

         Since the retention of KPMG Audit Plc as the Company's auditors on
January 11, 2006 through the subsequent interim period preceding its resignation on July 5, 2006, there have been no "reportable events" (as such term defined in
Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange
Commission) involving KPMG Audit Plc.

         A copy of a letter from KPMG Audit Plc is attached to this Form 8-K as
Exhibit 16.1.

         (b) On July 10, 2006, the Company engaged the firm of Eisner LLP, independent accountants, as its auditor, effective as of such date. The retention of Eisner LLP was approved by the Company's Audit Committee and its board of directors.

         During the Company's fiscal years ended September 30, 2004 and
September 30, 2005, and during the subsequent interim period preceding July 10,
2006, neither the Company nor anyone acting on its behalf consulted Eisner LLP regarding either: (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was the subject of a disagreement with KPMG Audit Plc or that was a "reportable event" (as such term defined in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits.

         Exhibit 16.1 Letter, dated July 18, 2006, from KPMG Audit Plc to the
Securities and Exchange Commission.

         Exhibit 99.1 Resignation letter, dated July 5, 2006, from KPMG Audit
Plc (incorporated by reference to Exhibit 99.1 of the Form 8-K of Allied
Healthcare International Inc. filed with the Securities and Exchange Commission on July 11, 2006).

         Exhibit 99.2 Press release, dated July 11, 2006, of Allied Healthcare
International Inc. announcing the appointment of Eisner LLP as its auditors
(incorporated by reference to Exhibit 99.2 of the Form 8-K of Allied Healthcare
International Inc. filed with the Securities and Exchange Commission on July 11,
2006).

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 18, 2006

                              ALLIED HEALTHCARE INTERNATIONAL INC.

                              By: /s/ Paul Weston
                                  -------------------------------------
                                  Name:  Paul Weston
                                  Title: Acting Chief Financial Officer

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